SMITH BARNEY FUNDS, INC. -
INCOME RETURN ACCOUNT PORTFOLIO
(the "Portfolio")



Supplement to Prospectus dated April 1, 1996



Shares of the Portfolio will no longer be offered as of February 24, 1997.










Dated:  February 6, 1997

FD